UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets

On April 1, 2011, PPL Corporation (“PPL” or the “Company”) issued a press release announcing that it had completed the acquisition (the “Acquisition”), through its subsidiary PPL WEM Holdings plc (“PPL WEM”), of all of the outstanding ordinary share capital of Central Networks East plc and Central Networks Limited, the sole owner of Central Networks West plc, together with certain other related assets (collectively, the “Central Networks Businesses”), from E.ON U.K. plc, a wholly owned subsidiary of E.ON AG.  The approximately £4.1 billion purchase price was paid at closing by the assumption of approximately £500 million of indebtedness and the payment in cash of approximately £3.590 billion, representing approximately £2.551 billion paid for the ordinary share capital and approximately £1.04 billion to repay certain intercompany indebtedness owed by the Central Networks Businesses and their affiliates to affiliates of E.ON AG.  The cash portion of the purchase price was paid with the proceeds of borrowings under the £3.6 billion Senior Bridge Term Loan Facility (“Bridge Facility”) between PPL Capital Funding, Inc. (“PPL Capital Funding”) and PPL WEM, as borrowers, PPL as guarantor, the lenders party thereto and Bank of America, N.A., as Administrative Agent, Credit Suisse, AG, as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as Joint Lead Arrangers and Joint Bookrunners.

A copy of the Company’s April 1, 2011 press release announcing completion of the Acquisition is filed herewith as Exhibit 99.1.

The financial statements and pro forma financial information required to be filed with respect to the Acquisition pursuant to the instructions to this Item and Item 9.01 will be filed within 75 calendar days of April 1, 2011.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously announced, PPL entered into the Bridge Facility on March 25, 2011 (See, Current Report on Form 8-K filed by PPL on March 29, 2011).

On April 1, 2011, PPL, through its subsidiaries PPL Capital Funding and PPL WEM, borrowed £3.6 billion under the Bridge Facility to pay the purchase price for the Acquisition together with certain other expenses related to the Acquisition.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

The financial statements and pro forma financial information required to be filed with respect to the Acquisition disclosed in Item 2.01 above pursuant to the instructions to that Item and this Item 9.01 will be filed within 75 calendar days of April 1, 2011.

(d)	Exhibits

	99.1 -	Press release dated April 1, 2011 of PPL Corporation announcing completion of its acquisition of the Central Networks Businesses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Paul A. Farr
Paul A. Farr Executive Vice President and Chief Financial Officer

Dated:  April 1, 2011